UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 22, 2009

Date of Report
(Date of earliest event reported)

Rome Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27481	16-1573070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York	13440-5810
(Address of principal executive offices)	(Zip Code)

(315) 336-7300
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 22, 2009, Rome Bancorp, Inc. ("the Company") issued a press release announcing its financial results for the quarter ended March 31, 2009. The press release also announced the declaration of a quarterly dividend in the amount of 8.5 cents ($0.085) per common share, payable May 21, 2009 to stockholders of record as of May 7, 2009. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)    The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	99.1 Press release issued by Rome Bancorp, Inc. on April 22, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rome Bancorp, Inc.
Dated: April 22, 2009	By:	/s/ CHARLES M. SPROCK Charles M. Sprock Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Rome Bancorp, Inc. on April 22, 2009.